                                                                   EXHIBIT 32.2

               CERTIFICATION OF CHIEF FINANCIAL OFFICER
      PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned  officer of Scotia Pacific Company LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

     (a) the  accompanying  Quarterly  Report on Form 10-Q for the quarter ended
June 30, 2006 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Date:   August 9, 2006                     /S/     GARY L. CLARK
                                                   Gary L. Clark
                                                   Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).